This Supplement serves as formal notice of the fund’s termination pursuant to Section 9.2(a) of the fund’s Amended and Restated Declaration of Trust.

Effective immediately, the following sub-section entitled “Purchase and Sale of Fund Shares” is inserted directly after the sub-heading entitled "Portfolio Manager(s)" under the main heading “Summary of Key Information”:

Purchase and Sale of Fund Shares
The Board of Trustees that oversees the fund voted at its meeting held on June 19, 2012, to liquidate and terminate the fund effective June [25], 2012, or as soon thereafter as practicable (the “Termination Date”).  As a result, the fund is closed to new investments.

It is expected that the fund will begin to liquidate portfolio securities in anticipation of its termination, and therefore may not be managed to meet its investment objective for a period of several days leading up to the Termination Date.

Shareholders will receive the cash equivalent of their proportionate interest in the fund on the Termination Date.